                             FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549






                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




                 Date of Report - August 16, 2002

        Date of earliest event reported - August 16, 2002



                 THE MAY DEPARTMENT STORES COMPANY
(Exact name of Registrant as specified in its charter)

   Delaware                   I-79               43-1104396
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)



       Registrant's telephone number, including area code:
                          (314) 342-6300



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Item 9.   Regulation FD Disclosure.

     On August 16, 2002, the Principal Executive Officer, Eugene
S. Kahn, and the Principal Financial Officer, Thomas D.
Fingleton, of The May Department Stores Company, submitted to the
SEC sworn statements pursuant to Securities and Exchange
Commission Order No. 4-460.

     A copy of each of these statements is filed hereto as an Exhibit.



Exhibit No.    Exhibit

99.1           Statement Under Oath of Principal Executive
               Officer, dated August 16, 2002.

99.2           Statement Under Oath of Principal Financial
               Officer, dated August 16, 2002.


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



Dated: August 16, 2002        By:    /s/ Richard A. Brickson
                                   Richard A. Brickson
                                   Secretary and Senior Counsel




                       EXHIBIT 99.1

         Statement Under Oath of Principal Executive Officer
           Regarding Facts and Circumstances Relating to
                     Exchange Act Filings

I, Eugene S. Kahn, state and attest that:

   (1) To the best of my knowledge, based upon a review of the covered reports of The May Department Stores Company, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the Company's audit committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - The May Department Stores Company's Annual Report on Form
       10-K for the Fiscal Year Ended February 2, 2002, filed with the Commission on April 5, 2002;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The May Department Stores
       Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     - any amendments to any of the foregoing.


   /s/ Eugene S. Kahn          Subscribed and sworn to before
Eugene S. Kahn                 me this 16th day of August, 2002.
Chairman of the Board and
Chief Executive Officer          /s/ Laura J. Siebels
August 16, 2002                Notary Public

                               My Commission Expires: 3/1/05


                        EXHIBIT 99.2

      Statement Under Oath of Principal Financial Officer
         Regarding Facts and Circumstances Relating to
                      Exchange Act Filings

I, Thomas D. Fingleton, state and attest that:

  (1) To the best of my knowledge, based upon a review of the covered reports of The May Department Stores Company, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2) I have reviewed the contents of this statement with the Company's audit committee.

  (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     -  The May Department Stores Company's Annual Report on
        Form 10-K for the Fiscal Year Ended February 2, 2002, filed with the Commission on April 5, 2002;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The May Department Stores Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -  any amendments to any of the foregoing.

 /s/ Thomas D. Fingleton       Subscribed and sworn to before
Thomas D. Fingleton            me this 16th day of August, 2002.
Executive Vice President and
Chief Financial Officer          /s/ Laura J. Siebels
August 16, 2002                Notary Public

                               My Commission Expires: 3/1/05